                                                                   Exhibit 10.35

                                 AMENDMENT NO. 2
                          dated as of November 19, 2001
                                       to
                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
                            dated as of June 26, 2001

                                       and

                                 AMENDMENT NO. 1
                          dated as of November 19, 2001
                                       to
                                PLEDGE AGREEMENT
                            dated as of June 26, 2001

     CSC HOLDINGS, INC. (formerly known as Cablevision Systems Corporation), a Delaware corporation (the "COMPANY"), the Restricted Subsidiaries (as defined in the Credit Agreement referred to below) that are parties to such Credit Agreement, the banks that are parties to such Credit Agreement (the "BANKS") and TORONTO DOMINION (TEXAS), INC., as Administrative Agent (the "ADMINISTRATIVE AGENT"), agree as follows:

                                    ARTICLE I

                                CREDIT AGREEMENT

     Section 1.1. CREDIT AGREEMENT. Reference is made to the Seventh Amended & Restated Credit Agreement, dated as of June 26, 2001 (as amended by Amendment No. 1, dated as of July 20, 2001, to Seventh Amended and Restated Credit Agreement, dated as of July 26, 2001, the "CREDIT AGREEMENT"), among the Company, the Restricted Subsidiaries party thereto, the Banks, the Administrative Agent, TD Securities (USA) Inc. and Banc of America Securities LLC, as Co-Lead Arrangers and Co-Book Managers, Bank of America, N.A., as Syndication Agent, The Bank of New York and The Bank of Nova Scotia, as Co-Documentation Agents and Arrangers, The Chase Manhattan Bank, as Co-Documentation Agent, Fleet National Bank, J.P. Morgan Securities Inc., Mizuho Financial Group and Salomon Smith Barney Inc., as Arrangers, Bank of Montreal, Barclays Bank plc, BNP Paribas, Credit Lyonnais New York Branch, Dresdner Bank AG, New York and Grand Cayman Branches, First Union National Bank and Royal Bank of Canada, as Managing Agents and Societe Generale and SunTrust Bank, as Co-Agents. Terms used in this Amendment No. 2 to Seventh Amended and Restated Credit Agreement and Amendment No. 1 to Pledge Agreement (this "AMENDMENT") that are not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement. The Credit Agreement as amended by this Amendment (the "AMENDED CREDIT AGREEMENT") is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     Section 1.2. AMENDMENT. Upon and after the Second Amendment Effective Date (as defined in Section 4.5 hereof):

     (a)  Clauses (a) and (b) of the definition of "Applicable Margin" in
          Section 1.01 of the Credit Agreement shall be amended and restated in their entirety as follows:

               (a) With respect to Base Rate Loans

               (i) 1.000% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was greater than 6.25 to 1;

               (ii) 0.750% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 6.25 to 1 and greater than 6.00 to 1;

               (iii) 0.500% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 6.00 to 1 and greater than 5.50 to 1;

               (iv) 0.375% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 5.50 to 1 and greater than 5.00 to 1;

               (v) 0.250% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 5.00 to 1 and greater than 4.50 to 1;

               (vi) 0.000% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 4.50 to 1; and

               (b) With respect to Eurodollar Loans

               (i) 2.000% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was greater than 6.25 to 1;

               (ii) 1.750% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 6.25 to 1 and greater than 6.00 to 1;

               (iii) 1.500% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 6.00 to 1 and greater than 5.50 to 1;

               (iv) 1.375% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 5.50 to 1 and greater than 5.00 to 1;

               (v) 1.250% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 5.00 to 1 and greater than 4.50 to 1;

               (vi) 1.000% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 4.50 to 1 and greater than 4.00 to 1;

               (vii) 0.875% at all times during any Applicable Period if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 4.00 to 1.

     (b) Section 9.22 of the Credit Agreement shall be amended and restated in its entirety as follows:

     CASH FLOW RATIO. The Company and the Guarantors will not permit the Cash Flow Ratio to exceed the following respective amounts at any time during the following respective periods:

                             PERIOD                             RATIO
            From and including the Effective Date to
                  and including September 30, 2001            6.25 to 1

            From and including October 1, 2001 to and
                  including March 31, 2004                    6.75 to 1

            From and including April 1, 2004 to and
                  including March 31, 2005                    6.25 to 1

            From and including April 1, 2005 to and
                  including December 31, 2005                 5.25 to 1

            On and after January 1, 2006                      4.50 to 1

                                   ARTICLE II

                                PLEDGE AGREEMENT

     Section 2.1. PLEDGE AGREEMENT. Reference is made to the Pledge Agreement, dated as of June 26, 2001, by and between the Company and the Administrative Agent (the "PLEDGE AGREEMENT"). The Pledge Agreement as amended by this Amendment (the "AMENDED PLEDGE AGREEMENT" and together with the Amended Credit Agreement, the "AMENDED LOAN DOCUMENTS") is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     Section 2.2. AMENDMENT. Upon and after the Second Amendment Effective Date:

     (a) Clause "Third" of Section 4.01 of the Pledge Agreement shall be amended and restated in its entirety as follows:

     Third. To the payment, pro rata, of (i) the other Secured Obligations (other than Swap Obligations) in such order as the Majority Banks may elect and (ii) the Swap Obligations (with the Pledgor remaining liable, in each case, for any deficiency); and

     (b) The definition of "Secured Obligations" in Section 6.01(b) of the Pledge Agreement shall be amended and restated in its entirety as follows:

     "SECURED OBLIGATIONS" means (i) all Liabilities of the Pledgor owing to, or in favor or for the benefit of, or purporting to be owing to, or in favor or for the benefit of, the Principals under the Loan Documents and (ii) all Swap Obligations, in each case (a)(1) whether now existing or hereafter arising or acquired and (2) whether or not arising or acquired pursuant to a commitment, (b) whether owing to, or in favor or for the benefit of, or purporting to be owing to, or in favor or for the benefit of, persons that are principals as of the agreement date or that become principals by reason of any succession or assignment at any time thereafter and (c) whether or not an allowable claim against the Pledgor or any guarantor under the bankruptcy code or otherwise enforceable against any such person, and including, in any event, interest and other liabilities accruing or arising after the filing by or against any such person of a petition under the bankruptcy code or that would have so accrued or arisen but for the filing of such a petition.

     (c) Section 6.01(b) of the Pledge Agreement shall be amended by inserting the following definition in alphabetical order therein:

     "SWAP OBLIGATIONS" means all Liabilities of the Pledgor owing to, or in favor or for the benefit of, or purporting to be owing to, or in favor or for the benefit of, any Bank (or an Affiliate thereof) under any Interest Swap Agreement or any other similar agreement (including any option to enter into any of the foregoing) designed to protect the Pledgor against fluctuations in interest rates or similar risks.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Section 3.1. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Restricted Subsidiaries that are parties to the Credit Agreement represents and warrants as follows:

          (a) POWER; BINDING AGREEMENTS. Each of the Company and such Restricted Subsidiaries has full power, authority and legal right to make and perform this Amendment and the Amended Loan Documents. This Amendment and the Amended Loan Documents constitute the legal, valid and binding obligations of each of the Company and such Restricted Subsidiaries, enforceable in accordance with their terms (except for limitations on enforceability under bankruptcy, reorganization, insolvency and other similar laws affecting creditors' rights generally and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles).

          (b) AUTHORITY; NO CONFLICT. The making and performance of this Amendment and the Amended Loan Documents by each of the Company and such Restricted Subsidiaries have been duly authorized by all necessary action and do not and will not (i) violate any provision of any laws, orders, rules or regulations presently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect), or any provision of any of the Company's or the Restricted Subsidiaries' respective partnership agreements, charters or by-laws presently in effect; (ii) result in the breach of, or constitute a default or require any consent under, any existing indenture or other agreement or instrument to which the Company or any of the Restricted Subsidiaries is a party or by which their respective properties may be bound or affected (other than any breach, default or required consent that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect); or (iii) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Restricted Subsidiaries.

          (c) APPROVAL OF REGULATORY AUTHORITIES. No approval or consent of, or filing or registration with, any federal, state or local commission or other regulatory authority is required in connection with the execution, delivery and performance by the Company and such Restricted Subsidiaries of this Amendment and the Amended Loan Documents.

          (d) CREDIT AGREEMENT REPRESENTATIONS AND WARRANTIES. Each representation and warranty made by the Company in the Credit Agreement is true and correct at and as of the date hereof, except to the extent that such representation and warranty expressly relates to an earlier date.

     Section 3.2. SURVIVAL. Each of the foregoing representations and warranties shall be made at and as of the Second Amendment Effective Date and shall constitute a representation and warranty of the Company and the Restricted Subsidiaries made under the Amended Credit Agreement and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or misleading in any material respect when made. Each of the representations and warranties made under the Amended Loan Documents (and including those representations and warranties made herein) shall survive and not be waived by the execution and delivery of this Amendment.

                                   ARTICLE IV

                                  MISCELLANEOUS

     Section 4.1. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

     Section 4.2. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     Section 4.3. EXPENSES. The Company hereby agrees to pay or reimburse the Administrative Agent for all reasonable fees and expenses, including attorneys' fees, incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

     Section 4.4. AMENDMENT FEE. The Company hereby agrees that it shall pay to each Bank which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof on or prior to the Second Amendment Effective Date, a non-refundable cash fee in an amount equal to 10.0 basis points (0.10%) of the Commitment of such Bank, as in effect on the Second Amendment Effective Date, which fee shall be paid by the Company for distribution to the Banks not later than the Second Amendment Effective Date.

     Section 4.5. SECOND AMENDMENT EFFECTIVE DATE. This Amendment shall become effective as of the date first written above (the "SECOND AMENDMENT EFFECTIVE DATE") on the first date when (i) this Amendment shall have been duly executed and delivered by the Company, each of the Restricted Subsidiaries that are parties to the Credit Agreement, the Administrative Agent and the Majority Banks and (ii) the fee payable pursuant to Section 4.4 hereof shall have been paid in full.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                         CSC HOLDINGS, INC.

                         By /s/ John Bier
                           --------------------------------------------
                           Name:  John Bier
                           Title: Authorized Signatory

                         CABLEVISION OF CONNECTICUT CORPORATION

                         CABLEVISION AREA 9 CORPORATION

                         CABLEVISION FAIRFIELD CORPORATION

                         COMMUNICATIONS DEVELOPMENT CORPORATION

                         CABLEVISION SYSTEMS DUTCHESS CORPORATION

                         CABLEVISION SYSTEMS EAST HAMPTON CORPORATION

                         CABLEVISION SYSTEMS GREAT NECK CORPORATION

                         CABLEVISION SYSTEMS HUNTINGTON CORPORATION

                         CABLEVISION SYSTEMS ISLIP CORPORATION

                         CABLEVISION SYSTEMS LONG ISLAND CORPORATION

                         CABLEVISION SYSTEMS SUFFOLK CORPORATION

                         CABLEVISION SYSTEMS WESTCHESTER CORPORATION

                 Credit Agreement Amendment No.2/Pledge Agreement Amendment No.1

                         CABLEVISION OF CLEVELAND G.P., INC.

                         CABLEVISION OF CLEVELAND L.P., INC.

                         TELERAMA, INC.

                         CABLEVISION OF THE MIDWEST HOLDING CO., INC.

                         CSC ACQUISITION CORPORATION

                         CSC ACQUISITION - NY, INC.

                         CSC ACQUISITION - MA, INC.

                         A-R CABLE SERVICES - NY, INC.

                         CABLEVISION LIGHTPATH, INC.

                         CABLEVISION OF BROOKLINE, INC.

                         CABLEVISION SYSTEMS BROOKLINE CORPORATION

                         ARSENAL MSUB 2, INC.

                         PETRA CABLEVISION CORPORATION

                         SUFFOLK CABLE CORPORATION

                         SAMSON CABLEVISION CORP.

                         SUFFOLK CABLE OF SMITHTOWN, INC.

                         SUFFOLK CABLE OF SHELTER ISLAND, INC.

                         CABLEVISION SYSTEMS NEW YORK CITY CORPORATION

                         CABLEVISION OF WAPPINGERS FALLS, INC.

                 Credit Agreement Amendment No.2/Pledge Agreement Amendment No.1

                         CABLEVISION OF BROOKHAVEN, INC.

                         CABLEVISION OF SOUTHERN WESTCHESTER, INC.

                         CABLEVISION OF OAKLAND, INC.

                         CABLEVISION OF PATERSON, INC.

                         CABLEVISION OF ROCKLAND/RAMAPO, INC.

                         CABLEVISION OF WARWICK, INC.

                         MONTAGUE CABLE COMPANY, INC.

                         CSC TKR, INC.

                         CSC TKR I, INC.

                         CABLEVISION MFR, INC.

                         CABLEVISION OF MONMOUTH, INC.

                         CABLEVISION OF HUDSON COUNTY, INC.

                         CABLEVISION OF NEW JERSEY, INC.

                         CSC GATEWAY CORPORATION

                         CABLEVISION OF LITCHFIELD, INC.

                         151 S. FULTON STREET CORPORATION

                         By /s/ John Bier
                           -------------------------------------
                           Name:  John Bier
                           Title: Authorized Signatory

                                of each of the above-named corporations

                 Credit Agreement Amendment No.2/Pledge Agreement Amendment No.1

                         CSC GATEWAY CORPORATION
                         CABLEVISION OF NEW JERSEY, INC.,
                         each a General Partner of Cablevision of Newark

                         CABLEVISION OF NEW JERSEY, INC.
                         CSC GATWEWAY CORPORATION
                         each a General Partner of Cablevision of Newark

                         CABLEVISION SYSTEMS BROOKLINE
                         CORPORATION
                         Managing General Partner of Cablevision of Ossining,
                           L.P.

                         CABLEVISION AREA 9 CORPORATION,
                         General Partner of Cablevision of Connecticut, L.P.

                         CABLEVISION OF CLEVELAND G.P., INC.,
                         General Partner of Cablevision of Cleveland, L.P.

                         CABLEVISION FAIRFIELD CORPORATION,
                         General Partner of Cablevision Systems of Southern Connecticut, L.P.

                         CSC TKR, INC.,
                         General Partner of KRC/CCC Investment Partnership

                         By /s/ John Bier
                           ---------------------------------------
                           Name:  John Bier
                           Title: Authorized Signatory
                         of each of the above corporate general partners

                 Credit Agreement Amendment No.2/Pledge Agreement Amendment No.1

                         TORONTO DOMINION (TEXAS), INC., as
                           Administrative Agent and a Bank

                         By /s/ Navanesbitt
                           ---------------------------------------
                           Name:  Navanesbitt
                           Title: Vice President

                         TD SECURITIES (USA) INC., as
                           Co-Lead Arranger and Co-Book Manager

                         By /s/ [ILLEGIBLE]
                           ---------------------------------------
                           Name:  [ILLEGIBLE]
                           Title: Managing Director

                         BANC OF AMERICA SECURITIES LLC,
                           as Co-Lead Arranger and Co-Book Manager

                         By /s/ Barbara Jorgensen
                           ---------------------------------------
                           Name:  Barbara Jorgensen
                           Title: Managing Director

                         BANK OF AMERICA, N.A., as Syndication Agent and a
                           Bank

                         By /s/ Toddshipley
                           ---------------------------------------
                           Name:  Toddshipley
                           Title: Managing Director

                         THE BANK OF NEW YORK,
                           as a Bank, Arranger and Co-Documentation Agent

                         By /s/ James W. Whitaker
                           ---------------------------------------
                           Name:  James W. Whitaker
                           Title: Senior Vice President

                 Credit Agreement Amendment No.2/Pledge Agreement Amendment No.1

                         THE BANK OF NOVA SCOTIA, as a Bank,
                           Arranger and Co-Documentation Agent

                         By /s/ P.A. Weissenberger
                           ---------------------------------------
                           Name:  P.A. Weissenberger
                           Title: Authorized Signatory

                         THE CHASE MANHATTAN BANK, as a Bank and
                         Co-Documentation Agent

                         By /s/ Joan M. Fitzgibbon
                           ---------------------------------------
                           Name:  Joan M. Fitzgibbon
                           Title: Managing Director

                         FLEET NATIONAL BANK, as a Bank and Arranger

                         By /s/ Arthur S. Torrey
                           ---------------------------------------
                           Name:  Arthur S. Torrey
                           Title: Vice President

                         SALOMON SMITH BARNEY INC., as Arranger

                         By /s/ [ILLEGIBLE]
                           ---------------------------------------
                           Name:
                           Title: Attorney-In-Fact

                         CITIBANK, N.A., as a Bank

                         By /s/ Mauree Maroney
                           ---------------------------------------
                           Name:  Maureen Maroney
                           Title: Director

                 Credit Agreement Amendment No.2/Pledge Agreement Amendment No.1

                         THE DAI-ICHI KANGYO BANK, LTD
                         (d/b/a MIZUHO FINANCIAL GROUP)
                           as a Bank and Arranger

                         By /s/ Yudesh Sohan
                           ---------------------------------------
                           Name:  Yudesh Sohan
                           Title: Credit Officer

                         THE FUJI BANK, LTD
                         (d/b/a MIZUHO FINANCIAL GROUP)
                           as a Bank and Arranger

                         By /s/ Raymond Ventura
                           ---------------------------------------
                           Name:  Raymond Ventura
                           Title: Senior Vice President

                         BANK OF MONTREAL, as a Bank and a Managing Agent

                         By /s/ Sarah Kim
                           ---------------------------------------
                           Name:  Sarah Kim
                           Title: Director

                         BARCLAYS BANK PLC, as a Bank and a Managing Agent

                         By /s/ Timothy C. Harrington
                           ---------------------------------------
                           Name:  Timothy C. Harrington
                           Title: Director

                         BNP PARIBAS, as a Bank and a Managing Agent

                         By /s/ Serge Derrayaud
                           ---------------------------------------
                           Name:  Serge Derrayaud
                           Title: Head of Asset Management
                                    Media & Telecom Finance

                         By /s/ Gregg Bonardi
                           ---------------------------------------
                           Name:  Gregg Bonardi
                           Title: Director
                                  Media & Telecom Finance

                 Credit Agreement Amendment No.2/Pledge Agreement Amendment No.1

                         CREDIT LYONNAIS NEW YORK BRANCH, as a Bank
                           and a Managing Agent

                         By /s/ Jeremy Horn
                           ---------------------------------------
                           Name:  Joremy Horn
                           Title: Authorized Signature

                         DRESDNER BANK AG, NEW YORK AND GRAND
                         CAYMAN BRANCHES, as a Bank and a Managing Agent

                         By /s/ William E. Lambett
                           ---------------------------------------
                           Name:  William E. Lambett
                           Title: Vice President

                         By /s/ Michael S. Greenberg
                           ---------------------------------------
                           Name:  Michael S. Greenberg
                           Title: Associate

                         FIRST UNION NATIONAL BANK, as a Bank and a
                           Managing Agent

                         By /s/ Mark L. Cook
                           ---------------------------------------
                           Name:  Mark L. Cook
                           Title: Senior Vice President

                         ROYAL BANK OF CANADA, as a Bank and a Managing Agent

                         By /s/   Barbara Meijer
                           ---------------------------------------
                           Name:  Barbara Meijer
                           Title: Managing Director

                 Credit Agreement Amendment No.2/Pledge Agreement Amendment No.1

                         SOCIETE GENERALE, as a Bank and Co-Agent

                         By /s/ Elaine Khalil
                           ---------------------------------------
                           Name:  /s/ Elaine Khalil
                           Title: Director

                         SUNTRUST BANK, as a Bank and Co-Agent

                         By /s/ David G Jones
                           ---------------------------------------
                           Name:  David G Jones
                           Title: Managing Director

                         BANK ONE, NA, as a Bank

                         By /s/ Curtis R. Worthington
                           ---------------------------------------
                           Name:  Curtis R. Worthington
                           Title: Assistant Vice President

                         BEAR STEARNS CORPORATE LENDING INC., as a   Bank

                         By /s/ Victor F Bulzacchelli
                           ---------------------------------------
                           Name:  Victor F Bulzacchelli
                           Title: Managing Director

                         GENERAL ELECTRIC CAPITAL CORPORATION, as a Bank

                         By /s/ Kenneth M. Gacevich
                           ---------------------------------------
                           Name:  Kenneth M. Gacevich
                           Title: Duly Authorized Signatory

                         MELLON BANK, N.A., as a Bank

                         By /s/ Nancy E. Gale
                           ---------------------------------------
                           Name:  Nancy E. Gale
                           Title: Vice President

                 Credit Agreement Amendment No.2/Pledge Agreement Amendment No.1

                         MERRILL LYNCH CAPITAL CORPORATION, as a Bank

                         By /s/ [ILLEGIBLE]
                           ---------------------------------------
                           Name:  [ILLEGIBLE]
                           Title: Vice President

                         PNC BANK, NATIONAL ASSOCIATION, as a Bank

                         By Jeffrey E. Hauser
                           ---------------------------------------
                           Name:  Jeffrey E. Hauser
                           Title: Vice President

                         UNION BANK OF CALIFORNIA, N.A., as a Bank

                         By
                           ---------------------------------------
                           Name:
                           Title:

                         J.P. MORGAN SECURITIES INC., as Arranger

                         By
                           ---------------------------------------
                           Name:
                           Title:

                         SUMITOMO MITSUI BANKING CORPORATION, as a Bank

                         By /s/ Leo E. Pagarigan
                           ---------------------------------------
                           Name:  Leo E. Pagarigan
                           Title: Vice President

                 Credit Agreement Amendment No.2/Pledge Agreement Amendment NO.1